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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                      NOVEMBER 25, 2002 (NOVEMBER 22, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                    1-10308                 06-0918165
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)     (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
       ORGANIZATION)

                 9 WEST 57TH STREET
                    NEW YORK, NY                               10019
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)               (ZIP CODE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)



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Item 5.  Other Events

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On November 22, 2002, we announced that we completed our purchase of substantially all of the assets of Budget Group, Inc. The purchase price was $110 million in cash plus the payment of certain transaction related expenses and assumption of certain contracts and trade payables. The total transaction value is between $500 and $600 million including cash integration costs, plus non-recourse vehicle debt of approximately $2.5 billion. The acquisition was approved by Judge Mary F. Walrath of the U.S. Bankruptcy Court in Wilmington, DE on November 8.

         Budget is the third-largest general use car and truck rental company in the United States. The acquisition includes Budget operations and franchised locations in the Americas, Caribbean, Australia and New Zealand and rights to franchise and operate in Asia. Cendant, through its Avis Rent A Car, already operates or franchises Avis car rental locations in the same regions. As a result of the acquisition, Cendant is now the world's largest general use car rental operator with over 6,000 car and truck rental locations worldwide, including dealer locations. The transaction does not include Budget Group's Europe, Middle East and Africa operations and franchises.

         Avis and Budget will continue to operate as separate brands.

         A copy of the press release announcing our acquisition of Budget Group is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

Item 7. Exhibits

         See Exhibit Index.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CENDANT CORPORATION



                                    BY: /s/ ERIC J. BOCK
                                        -------------------------------
                                         Eric J. Bock
                                         Executive Vice President
                                         and Corporate Secretary


Date:  November 25, 2002








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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED NOVEMBER 25, 2002 (NOVEMBER 22, 2002)


                                  EXHIBIT INDEX


EXHIBIT NO.   DESCRIPTION
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  99          Press Release issued by Cendant Corporation on November 22, 2002, announcing its completion of its acquisition of Budget Group, Inc.